UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ALEANNA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2026 You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on Friday, June 26, 2026 *Stockholders are cordially invited to attend the Annual Meeting and to vote via the Internet or by mail. Dear AleAnna, Inc . Stockholder, NOTICE IS HEREBY GIVEN THAT the 2026 Annual Meeting of Stockholders (the “ Annual Meeting ”) of AleAnna, Inc . , a Delaware corporation, will be held via live webcast on Friday, June 26 , 2026 at 11 : 00 a . m Eastern Time . To participate in the Annual Meeting, visit https : //www . cstproxy . com/aleannainc/ 2026 , and enter the 12 - digit control number . You may register for the Annual Meeting as early as 11 : 00 a . m . Eastern Time on June 19 , 2026 . Pre - registration is recommended but not required for stockholders of record . If you hold your shares through a bank, broker or other nominee, you will need to take additional steps to participate in the Annual Meeting, as described in the Proxy Statement . The Annual Meeting is for the following purposes, as proposed by our Board of Directors: (1) To re - elect Curtis Hébert Jr. and William K. Dirks as Class II directors, to serve until the 2029 Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified or until their earlier resignation, death or removal; (2) To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and (3) To transact such other business as may properly be raised at the Annual Meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote “FOR” the nominees under Proposal 1 and “FOR” Proposal 2 . Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. The Proxy Materials are available for review at: https://www.cstproxy.com/aleannainc/2026 CONTROL NUMBER c/o Continental Stock Transfer & Trust (“CST”) 1 State Street, 30th Floor, New York NY 10004 205984 Aleanna Proxy Notice Rev1 Front Vote Your Proxy on the Internet: Go to https://www.cstproxyvote.com Have your notice available when you access the above website . Follow the prompts to vote your shares . Vote during the Meeting – If you plan to attend the virtual online Annual Meeting, you will need your 12 - digit control number to vote electronically during the Annual Meeting. To attend the Annual Meeting, visit: https://www.cstproxy.com/aleannainc/2026 Vote via MAIL – Mark, sign and date your proxy card and return it in the postage - paid envelope provided. ALEANNA, INC. 300 Crescent Ct., Suite 1860 Dallas, TX 75201

2026 300 Crescent Ct., Suite 1860 Dallas, TX 75201 Important Notice Regarding the Availability of Proxy Materials For the 2026 Annual Meeting of Stockholders to be Held On June 26, 2026 The following Proxy Materials are available to you to review at : https://www.cstproxy.com/aleannainc/2026 - the Company’s Annual Report for the year ended December 31, 2026; - the Company’s 2026 Proxy Statement; - the Proxy Card; and - any amendments to the foregoing materials that are required to be furnished to stockholders. This is not a ballot . You cannot use this notice to vote your shares . This communication presents only an overview of the more complete proxy materials that are available to you on the Internet . We encourage you to access and review all of the important information contained in the proxy materials before voting . If you would like to receive a paper or e - mail copy of these documents, you must request one . There is no charge for such documents to be mailed to you . Please make your request for a copy as instructed below on or before June 16 , 2026 to facilitate a timely delivery . You may also request that you receive paper copies of all future proxy materials from the Company . ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number on the front of this notice. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone, please call 1 - 888 - 266 - 6791, or by logging on to https://www.cstproxy.com/aleannainc/2026 or by email at: proxy@continentalstock.com Please include the company name and your control number in the subject line. 205984 Aleanna Proxy Notice Rev1 Back